CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form SB-2 Post-Effective Amendment No. 1 to be filed by Alpha Resources, Inc. of our Auditors' Opinion dated January 28, 2000, accompanying the Financial Statements of Alpha Resources, Inc. as of December 31, 1999 and 1998, and to the use of our name under the caption "Experts" in the Prospectus.


Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida
June 23, 2000